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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OF 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     January 11, 1999
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                           Dean Foods Company
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            (Exact name of registrant as specified in its charter)

             Delaware                1-08262               36-0984820
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(State or other jurisdiction    (Commission File No.)    (IRS Employer
    of incorporation)                                    Identification No.)

3600 N. River Road                 Franklin Park, IL          60131
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (847) 678-1680
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      (Former name or former address, if changed since last report)
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Item 5 - Other Events

           DEAN FOODS APPOINTS BLANCHARD PRESIDENT OF DAIRY BUSINESS

      Franklin Park, IL - January 1, 1999 - As part of its overall succession planning, Dean Foods Company (NYSE:DF) President and Chief Operating Officer, Richard E. Bailey, announced that Eric A. Blanchard has been named President of its Dairy segment effective today.
      Mr. Blanchard takes over Dean's dairy business, whose annual revenues will exceed $3 billion next year, constituting approximately 75% of the Company's sales. The Dairy segment has more than doubled in size the last several years with the torrid pace of acquisitions in the rapidly consolidating dairy industry. Previously, Mr. Blanchard was Secretary and General Counsel, leading the Company's mergers and acquisitions efforts.
      Mr. Blanchard succeeds Thomas A. Ravencroft, who will be responsible for Planning and Mergers and Acquisitions, including integration of acquisitions and realization of related synergies.
      As part of other realignments within the Company, Gary Flickinger, Vice President of Manufacturing and Engineering, will assume direct responsibility for all manufacturing operations in the Company's Dairy and Specialty segments. Mr. Flickinger will lead the aggressive cost compression activities the Company initiated two years ago and will be instrumental in developing best practices throughout the Company.
      Mr. Bailey commented, "We believe these changes will further strengthen the Company's leadership in the dairy and specialty foods businesses. These executives will play significant roles in Dean Foods' commitment to enhancing shareholder value through profitable internal growth, continuous margin improvement and acquisitions."
      Dean Foods is the nation's leading dairy processor and distributor, producing a full line of branded and private label products, including fluid milk, ice cream and extended shelf life products which are sold under the Dean's and other regional brand names. Dean dips and Marie's refrigerated salad dressings are the leading brand names in their respective categories, while Dean Foods is also the leader in private label pickles and non-dairy coffee creamers.
      Certain statements in this press release are forward looking as defined by the Private Securities Litigation Reform Act of 1995. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this press release. These risks include, but are not limited to, the ability to integrate acquisitions, adverse weather conditions resulting in poor harvest conditions, raw milk and resin costs, interest rate fluctuations, competitive pricing pressures, marketing and cost-management programs and shifts in market demand.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Dean Foods Company
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                                                        (Registrant)


Date:  January 11, 1999                              William R. McManaman
                                              ---------------------------------
                                                     William R. McManaman
                                                    Vice President Finance
                                                  and Chief Financial Officer


Date:  January 11, 1999                              William M. Luegers, Jr.
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                                                     William M. Luegers, Jr.
                                                           Controller